UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Montgomery Street, Suite 200 San Francisco, CA		94104
(Address of principal executive offices)		(Zip Code)

(415) 655-4580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TRNO	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 30, 2019, the stockholders of Terreno Realty Corporation (the “Company”) voted at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to approve the Company’s 2019 Equity Incentive Plan (the “2019 Plan”), pursuant to which 1,510,079 shares of the Company’s common stock are available for issuance. The 2019 Plan replaces the Company’s Amended and Restated 2010 Equity Incentive Plan.

Additional information regarding the 2019 Plan is summarized under the heading “Proposal 3 – Approval of the Terreno Realty Corporation 2019 Equity Incentive Plan” in the Company’s Definitive Proxy Statement (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on March 11, 2019, and is incorporated herein by reference. In connection with the adoption of the 2019 Plan, the Company’s Board of Directors approved a form of award agreement for executive officers and employees (the “Form of Award Agreement”). The summary of the 2019 Plan set forth in the Proxy Statement and the description of the 2019 Plan and the Form of Award Agreement set forth in this Current Report on Form 8-K are qualified in their entirety by reference to the copies of the 2019 Plan and the Form of Award Agreement filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K, which are incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting in San Francisco, California. As of the record date, there were a total of 62,196,077 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each matter, as applicable.

(a)

Votes regarding the election of the persons named below as directors, each to serve until the next annual meeting of stockholders and until his or her successor has been duly elected and qualifies were as follows:

Names of Directors	Total Number of Votes Cast For	Total Number of Votes Against	Total Number of Votes Abstain	Broker Non Votes
W. Blake Baird	54,429,125	1,740,688	2,119,773	785,496
Michael A. Coke	57,757,717	530,096	1,773	785,496
Leroy E. Carlson	57,522,190	765,623	1,773	785,496
David M. Lee	58,074,432	212,847	2,307	785,496
Gabriela F. Parcella	55,848,426	2,439,387	1,773	785,496
Douglas M. Pasquale	54,480,389	3,807,425	1,772	785,496
Dennis Polk	57,411,829	875,450	2,307	785,496

Based on the votes set forth above, each of the foregoing persons was duly elected to serve as a director until the next annual meeting of stockholders and until his or her successor has been duly elected and qualifies.

(b)	Votes regarding a non-binding, advisory resolution approving the compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non Votes
57,998,181	280,670	10,735	785,496

Based on the votes set forth above, the non-binding, advisory resolution approving the compensation of the Company’s named executive officers was approved by the Company’s stockholders.

(c)	Votes regarding the approval of the 2019 Plan were as follows:

For	Against	Abstain	Broker Non Votes
56,915,832	1,362,901	10,853	785,496

Based on the votes set forth above, the 2019 Plan was approved by the Company’s stockholders.

(d)	Votes regarding the ratification of the Audit Committee’s appointment of Ernst & Young LLP as independent registered certified public accounting firm for the 2019 fiscal year were as follows:

For	Against	Abstain	Broker Non Votes
59,072,505	855	1,722	—

Based on the votes set forth above, the appointment of Ernst & Young LLP as the independent registered certified public accounting firm of the Company to serve for the fiscal year ending December 31, 2019 was duly ratified by the Company’s stockholders.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

10.1	Terreno Realty Corporation 2019 Equity Incentive Plan (incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-8 (File No. 333-231123) filed with the Securities and Exchange Commission on April 30, 2019.

10.2	Form of Restricted Stock Award Agreement for Executive Officers and Employees (incorporated by reference to Exhibit 4.8 to the Company’s Registration Statement on Form S-8 (File No. 333-231123) filed with the Securities and Exchange Commission on April 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terreno Realty Corporation

Date: May 1, 2019	By:	/s/ Jaime J. Cannon
Jaime J. Cannon
Executive Vice President and Chief Financial Officer

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